SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant    ( )

Filed by a Party other than the Registrant    (X)

Check the appropriate box:

( )   Preliminary Proxy Statement

( )   Definitive Proxy Statement

(X)   Definitive Additional Materials

( )   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   Santa Fe Pacific Corporation
        Name of Registrant as Specified In Its Charter

                   Union Pacific Corporation
        (Names of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

( )   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2).

( )   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

( )   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

(X) Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:  $125 on October 13, 1994
      (2)  Form, Schedule or Registration Statement No.: Schedule 14A
      (3)  Filing Party: Same as above
      (4)  Date Filed: October 13, 1994


                       TELEPHONE VOTING INSTRUCTIONS

     FOR IMMEDIATE VOTING USE THE PHONE

     The instructions below enable you to vote to insure prompt receipt of your voting instructions. Please return your vote in accordance with instructions below.

     HAVE THE FOLLOWING READY FOR THE OPERATOR:
               ID #6954
               Your Account #
               Your Name and Address

     CALL:     1-800-437-7699 (toll free)

     VOTE:     Tell the operator how you wish to vote.

               Union Pacific strongly recommends a vote "AGAINST" the Santa Fe/Burlington Northern Merger.

               A proxy card is enclosed for you to read from when you vote by phone.

     IMPORTANT

     Vote each GOLD proxy card received since each account must be voted separately.

     Only your latest dated proxy counts.

     If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free)

                         VOTE YOUR GOLD PROXY TODAY



                       TELEPHONE VOTING INSTRUCTIONS

     FOR IMMEDIATE VOTING USE THE PHONE

     The instructions below enable you to vote to insure prompt receipt of your voting instructions. Please return your vote in accordance with instructions below.

     HAVE THE FOLLOWING READY FOR THE OPERATOR:
               ID #6956
               Your Account #
               Your Name and Address

     CALL:     1-800-437-7699 (toll free)

     VOTE:     Tell the operator how you wish to vote.

               Union Pacific strongly recommends a vote "AGAINST" the Santa Fe/Burlington Northern Merger.

               A proxy card is enclosed for you to read from when you vote by phone.

     IMPORTANT

     Vote each GOLD proxy card received since each account must be voted separately.

     Only your latest dated proxy counts.

     If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free)

                         VOTE YOUR GOLD PROXY TODAY



                       TELEPHONE VOTING INSTRUCTIONS

     FOR IMMEDIATE VOTING USE THE PHONE

     The instructions below enable you to vote to insure prompt receipt of your voting instructions. Please return your vote in accordance with instructions below.

     HAVE THE FOLLOWING READY FOR THE OPERATOR:
               ID #6953
               Your Account #
               Your Name and Address

     CALL:     1-800-437-7699 (toll free)

     VOTE:     Tell the operator how you wish to vote.

               Union Pacific strongly recommends a vote "AGAINST" the Santa Fe/Burlington Northern Merger.

               A proxy card is enclosed for you to read from when you vote by phone.

     IMPORTANT

     Vote each GOLD proxy card received since each account must be voted separately.

     Only your latest dated proxy counts.

     If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free)

                         VOTE YOUR GOLD PROXY TODAY



                       TELEPHONE VOTING INSTRUCTIONS

     FOR IMMEDIATE VOTING USE THE PHONE

     The instructions below enable you to vote to insure prompt receipt of your voting instructions. Please return your vote in accordance with instructions below.

     HAVE THE FOLLOWING READY FOR THE OPERATOR:
               ID #6952
               Control #: Located on the gold proxy card, on the first line of the mailing address, following the "cusp# 802183103" is your 12 digit control number .
               Broker Name: Located on the gold proxy card, on the second line of the address label, following the letters "BKR" is the 3 digit broker number.

     CALL:     1-800-437-7699 (toll free)

     VOTE:     Tell the operator how you wish to vote.

               Union Pacific strongly recommends a vote "AGAINST" the Santa Fe/Burlington Northern Merger.

               A proxy card is enclosed for you to read from when you vote by phone.

     IMPORTANT

     Vote each GOLD proxy card received since each account must be voted separately.

     Only your latest dated proxy counts.

     If you need assistance in voting call Morrow & Co. at 1-800-662-5200 (toll free)

                         VOTE YOUR GOLD PROXY TODAY


                            UNION PACIFIC LOGO

                        SANTA FE PACIFIC CORPORATION
                 SOLICITATION BY UNION PACIFIC CORPORATION
                       IN OPPOSITION TO THE PROPOSED
                   MERGER OF SANTA FE PACIFIC CORPORATION
                        AND BURLINGTON NORTHERN INC.

                    SPECIAL MEETING   November 18, 1984

     Dear Santa Fe Stockholder:

     The Special Meeting is only a few days away. To insure that your shares are represented at the meeting, we have established a method to enable you to vote via Toll-Free Proxygram. Please follow the instructions below if you wish to vote by telephone:

          1.   Call Toll-Free 1-800-437-7699 Anytime, Day or Night.

                  TOLL-FREE TELEPHONE VOTING INSTRUCTIONS

          2.   Tell the operator that you wish to send a Collect
               Proxygram to ID # 6951.

          3.   State your Name, Address and Telephone Number.

          4.   State the Number of Shares you hold (if you know).

          5. State your Confidential Identification Number, which you should have received via Telegram a few days ago.
               Note: This number is known only by you and ensures the authenticity of your Proxygram.

          6.   The operator will read the text of the GOLD Union
               Pacific proxy card to you. Please instruct the opera-tor how you on the proposal.

               Union Pacific strongly recommends a vote "AGAINST" the Santa Fe/Burlington Northern Merger.

          7. After you complete your call, the operator will call you back to confirm your Proxygram.

     If you need assistance in voting call Morrow & Co., Inc. at 1-800-662-5200 (Toll-Free).

                        VOTE YOUR GOLD PROXY TODAY